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                                                                    Exhibit 23.4



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 7, 1995, on our audit of the financial statements of Troy Park Associates, which report is included on Form 10-K for the year ended December 31, 1995, of Patriot American Hospitality, Inc. (File No. 0-26528).



COOPERS & LYBRAND L.L.P.



Pittsburgh, Pennsylvania
September 27, 1996